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                                                                    EXHIBIT 10.4



               SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
                          AND JOINT ESCROW INSTRUCTIONS


        This SECOND AMENDMENT TO AGREEMENT OR PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this "Second Amendment") is made and entered into as of this 19th day of November, 1997, by and between Activity Business Associates, LLC, a California limited liability company ("Seller") and Arden Realty Limited Partnership, a Maryland limited partnership ("Buyer"), with reference to the following facts and circumstances:

        A. Seller and Buyer have heretofore entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of October 8, 1997 (the "Purchase Agreement").

        B. Seller and Buyer have heretofore amended the Purchase Agreement by entering into that certain First Amendment to Agreement or Purchase and Sale and Joint Escrow Instructions dated as of October 15, 1997 ("First Amendment"). The Purchase Agreement as amended by the First Amendment is hereinafter referred to as the "Amended Purchase Agreement".

        C. All capitalized terms not otherwise defined herein shall have the meaning afforded such term in the Amended Purchase Agreement.

        NOW, THEREFORE, in consideration of the foregoing, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. UNITS. Seller has informed Buyer that Seller will not be exercising any rights under Section 2.4 of the Amended Purchase Agreement to receive Units.

        2. CONTINGENCY PERIOD. The Contingency Period referenced in Article 5 of the Amended Purchase Agreement has ended and Buyer has approved of (i) title as set forth in Buyer's approval letter dated October, 1997, (ii) all other matters pertaining to the Property and (iii) the documents evidencing the Existing Loan and the assumption thereof. Buyer is willing to cause the formation of a newly formed, single purpose entity (the "New Borrower") whose only business operations will involve the ownership of the Property, which new entity will assume the Existing Loan. Buyer is further willing to guaranty the Existing Loan and provide an environmental indemnity on behalf of the new, single purpose entity in the form of the existing guaranty and environmental indemnity documents. Nevertheless, it shall remain a condition of the Closing that said lender under the Existing



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Loan approve and consent to the assumption of the Existing Loan pursuant to assumption documents reasonably acceptable to Buyer, and without imposing additional obligations upon any party related to Buyer other than Buyer or the New Borrower, and without imposing obligations upon Buyer or New Borrower which are beyond those obligations set forth in documents evidencing the Existing Loan.

        3. CLOSING. Section 7.1 of the Amended Purchase Agreement is amended to provide that the Closing Date shall be Tuesday, January 6, 1998, and not earlier or later.

        4. NO OTHER AMENDMENTS. Except as expressly set forth in this Second Amendment, the Amended Purchase Agreement shall remain unmodified and in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first above written.


                             BUYER: Arden Realty Limited Partnership a Maryland limited partnership


                                            By:    Arden Realty, Inc.
                                                   a Maryland corporation
                                                   Its: General Partner


                                                   By: /s/ Victor J. Coleman
                                                      --------------------------
                                                      Its: President and COO
                                                           -----------------


                             SELLER:        Activity Business Associates,
                                            LLC, a California limited
                                            liability company


                                            By:
                                                --------------------------------
                                                William G. Bloodgood,
                                                its Vice President


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Loan approve and consent to the assumption of the Existing Loan pursuant to assumption documents reasonably acceptable to Buyer, and without imposing additional obligations upon any party related to Buyer other than Buyer or the New Borrower, and without imposing obligations upon Buyer or New Borrower which are beyond those obligations set forth in documents evidencing the Existing Loan.

        3. CLOSING. Section 7.1 of the Amended Purchase Agreement is amended to provide that the Closing Date shall be Tuesday, January 6, 1998, and not earlier or later.

        4. NO OTHER AMENDMENTS. Except as expressly set forth in this Second Amendment, the Amended Purchase Agreement shall remain unmodified and in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first above written.


                             BUYER: Arden Realty Limited Partnership a Maryland limited partnership


                                            By:    Arden Realty, Inc.
                                                   a Maryland corporation
                                                   Its: General Partner


                                                   By:
                                                      --------------------------
                                                      Its:


                             SELLER:        Activity Business Associates,
                                            LLC, a California limited
                                            liability company


                                            By: /s/ William G. Bloodgood
                                                --------------------------------
                                                William G. Bloodgood,
                                                its Vice President


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